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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2002

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware (State or other jurisdiction of incorporation or organization)	62-1721435 (I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant's telephone number, including area code: (901) 818-7500

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1
Sworn statements (along with accompanying cover letter to the Securities and Exchange Commission (the "Commission")) of Frederick W. Smith and Alan B. Graf, Jr., the principal executive officer and principal financial officer, respectively, of FedEx Corporation, as filed on July 22, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9.    Regulation FD Disclosure.

        On July 22, 2002, Frederick W. Smith and Alan B. Graf, Jr., the principal executive officer and principal financial officer, respectively, of FedEx Corporation, each filed with the Commission the sworn written statements required by the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). A copy of the statements, along with the accompanying cover letter to the Commission, is attached as Exhibit 99.1.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FedEx Corporation
Date: July 31, 2002	By:	/s/ JAMES S. HUDSON James S. Hudson Corporate Vice President— Strategic Financial Planning and Control

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EXHIBIT INDEX

Exhibit Number	Description
99.1
Sworn statements (along with accompanying cover letter to the Commission) of Frederick W. Smith and Alan B. Graf, Jr., the principal executive officer and principal financial officer, respectively, of FedEx Corporation, as filed on July 22, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

E-1

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX